UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-01403)

Exact name of registrant as specified in charter:	Putnam Global Equity Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2017

Date of reporting period:	November 1, 2016 — April 30, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Global Equity Fund

Semiannual report
4 | 30 | 17

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PEQUX

Putnam
Global Equity
Fund

Semiannual report
4 | 30 | 17

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

Message from the Trustees

June 8, 2017

Dear Fellow Shareholder:

An impressive level of investor optimism has helped to fuel financial markets through most of 2017’s first half. Global stock and bond markets have generally fared well, with many stock market indexes achieving new record highs with relatively low volatility. At the same time, however, investors worldwide are monitoring a number of macroeconomic and political risks that could disrupt the positive momentum.

While calm markets are generally welcome, we believe investors should continue to remember time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. We also believe it is a good idea to speak regularly with your financial advisor to help ensure that your portfolio is aligned with your goals. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would also like to take this opportunity to announce the arrival of Catharine Bond Hill and Manoj P. Singh to your fund’s Board of Trustees. Dr. Hill and Mr. Singh bring extensive professional and directorship experience to their role as Trustees, and we are pleased to welcome them.

Thank you for investing with Putnam.

Putnam Global Equity Fund invests in developed markets such as the United States, the European Union, and Japan, as well as emerging markets such as Brazil, Mexico, and Indonesia. The fund’s portfolio manager, Shep Perkins, seeks to build a globally diversified portfolio of companies that he believes have solid growth prospects.

2 Global Equity Fund

A globally minded portfolio backed by in-depth research

Portfolio Manager Shep Perkins believes that stock prices are driven by changes in companies’ earnings estimates. Drawing on the research of Putnam’s Equity Research team, he builds a portfolio of his highest-conviction investment insights focused on companies’ long-term earnings power. These insights may reflect a variety of business and investment themes:

UNDERAPPRECIATED CORE BUSINESS

Companies with pricing power, new product cycles, network effects, dominant franchises, operating leverage, or balance sheet strength.

POSITIVE CHANGE

Companies with improving industry dynamics, regulatory frameworks, management changes, or improved capital allocation.

POWERFUL GLOBAL THEMES

Companies that participate in current trends that the manager believes are critical growth drivers.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Recent performance may have benefited from one or more legal settlements.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/17. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on page 14.

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Shep is Co-Head of Equities at Putnam. He has a B.A. from Amherst College. Shep joined Putnam in 2011 and has been in the investment industry since 1993.

How would you describe the global equity investment environment during the six-month period ended April 30, 2017?

While U.S. stock markets surged upward in the early months of the period, market leadership changed over to non-U.S. stocks in the first four months of 2017, both in developed and emerging markets. Fuel for the global stock advance came in part from the post-U.S. election rally and expectations of U.S. fiscal stimulus, but also from better-than-expected global economic data and the prospects of continued benign monetary policy in Europe, the United Kingdom, and Japan.

A variety of policy-related uncertainties tempered the market’s advance, particularly in April. As markets learned with U.S. health-care policy in March, the passage from presidential campaign pledge to functional policy is anything but a sure thing. The Trump administration’s early failure to make a major policy change with respect to the Affordable Care Act has led many large corporations, including multinationals, to delay any significant investment decisions while they wait out the uncertainty. Will there be a major proposal on corporate tax reform this year? Will it actually

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Allocations are shown as a percentage of the fund’s net assets as of 4/30/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 4/30/17. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

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benefit large corporations, whose effective tax rates in many cases are already low? Will there be a substantial opportunity for capital repatriation to the United States? When is it likely to occur?

With respect to international trade, the risks of U.S. protectionism appeared to fall somewhat. Overall, market participants have wondered whether the Trump administration may step back to consider the tradeoffs it is willing to accept if it takes a hard line in this area.

How did the fund perform in this context?

While it delivered a positive absolute result to investors, the fund modestly underperformed its benchmark, the MSCI World Index [ND], for the period. Because global equity markets generally rose, the fund’s cash allocation weighed somewhat on performance. In addition, security selection in materials, financials, and consumer staples detracted from relative returns, outweighing some of the fund’s better results, which were achieved among our technology and consumer discretionary stock picks.

How did European companies perform during the period?

In Europe, the improved local and global economic backdrop in the fourth quarter of 2016 led to better year-end corporate earnings results — and, we expect, it may lead to substantial earnings surprises in the months ahead. A variety of companies in Europe’s cyclical industries, as well as in the financials sector, benefited from domestic economic reflation, and we expect that European exporters will continue to benefit from foreign exchange dynamics and relative economic stability in China and the emerging markets.

Politics in Europe appeared to pose a threat to the integrity of the European Union for much of the period, though this gradually became less of a risk as the period wore on. The weak performance of Geert Wilders — the “Dutch Trump” — and his populist Freedom Party in the Netherlands’ mid-March general election gave investors some cause for optimism on this front. In addition, markets were cheered by the results of France’s presidential election, which was resolved in favor of the EU-supportive political centrist, Emmanuel Macron, shortly after the reporting period ended. Still ahead, of course, are elections in Germany and — potentially —Italy in 2017. Regardless of the outcomes in these elections, EU members will continue to watch the ongoing Brexit negotiations between the United Kingdom and EU authorities with a mix of apprehension and interest. Thus, while we believe it is diminished as a risk, politics in Europe continues to provide grounds for caution, in our view.

What were your thoughts on the Japanese equity market during the period?

We continued to regard investing in Japanese equities as a highly sensitive play on the global economic recovery. Unlike in the United States or Europe, domestic demand in Japan has not been strong enough to drive a sustained economic recovery that could meaningfully impact the government’s high debt levels. In the absence of strong domestic demand, we believe Japan must look to external demand to help drive economic growth. For this reason, among others, we continue to believe that Japan’s exporting sector holds some of the more interesting near-term investment opportunities.

What were some of the standout contributors to the fund’s relative performance?

Wix.com, an out-of-benchmark internet stock, was the largest contributor for the period. An Israel-based company, Wix.com builds and maintains websites for small businesses in markets all over the world. The company began to generate positive free cash flow in 2016, which was an important inflection point. The company’s earnings also continued to beat estimates, and the stock more than doubled in value during the period. We believe Wix.com

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has an easy-to-use interface combined with technology that places it far ahead of its competitors. We sold the stock by the end of the period, locking in profits for the fund.

U.S.-based Micron Technology, which we overweighted relative to the fund’s benchmark, was another top contributor to results. This semiconductor manufacturer benefited from healthy DRAM [dynamic random access memory] prices. Overall, the company used this pricing strength to reduce debt on its balance sheet and improve its profit margins. As there has been some consolidation in this industry, we believe Micron has potentially accessed a new level of sustainably higher profitability.

Our benchmark-relative overweight in the stock of NRG Energy also contributed to relative results. NRG generates electricity from natural gas, coal, and oil, as well as some smaller renewable energy sources. The stock had been a detractor in prior reporting periods, mainly because of weakness in natural gas prices and a debt-laden balance sheet. Prospects for the company improved during the reporting period, however, when an activist investor and a private equity firm bought a significant stake in the company and vowed to cut costs and generate greater free cash flow. Investors substantially bid up NRG’s stock price in anticipation of these turnaround prospects and on more-optimistic earnings guidance from management.

What were some of the stocks or strategies that detracted from the fund’s results?

The fund’s stake in Calpine, the largest U.S. independent producer of electricity from natural gas, was the largest detractor from results. The company’s share price stumbled during the period, mainly as a result of weakness in natural gas prices. Lower gas prices translated to lower power prices along the forward curve, which lowered the outlook for the operating profits for Calpine and hence led to a weaker stock price. We think the drop in the stock was more substantial than was warranted, as Calpine also suffered to some degree from investor worries about the amount of debt on its balance sheet. We continued to hold our position in Calpine at period-end.

Another energy company, Keane Group, also was a large detractor from returns. Keane is a U.S.-based provider of hydraulic fracturing and other services that are integral to the shale-oil and gas industry. While the stock traded down substantially during the period, we believed

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Global Equity Fund

the company represented a good value and we maintained our position. In addition, we think that current investment levels in oil exploration and drilling are insufficient to match supply with future demand, which we believe could be sowing the seeds for future oil price strength. We think this could gain momentum throughout the remainder of 2017 as supply and demand become more balanced.

A third factor that detracted from returns was our decision to avoid the stock of iPhone maker Apple, which climbed dramatically during the reporting period. We felt there were better tech investment opportunities available, and some of those stock selection decisions proved helpful to the fund’s relative results.

What is your outlook for global stocks?

For much of the past six months, we have seen economic growth strengthen around the globe. While we are optimistic that this strength will continue to drive non-U.S. equity markets, we also think volatility — which has been at low levels for most of 2017 thus far — is likely to run higher in the months ahead. Volatility could result in part from disappointment if policies to drive growth remain delayed, particularly in the United States. In addition, while the European Central Bank and Bank of England continued to focus on accommodative monetary policy, their leaders also made some statements to support rising expectations for a normalizing interest-rate environment not too far down the road.

We maintain a cautious stance with respect to a variety of emerging markets, as well as companies and markets that are highly leveraged to China’s growth. While our longer-term conclusions about risks in China’s financial and real estate markets have not changed, we also see a nearer-term risk in China’s economic tightening. After applying significant stimulus following the winter of 2015–2016, China’s recent efforts to dial back some economic excesses raises the possibility that authorities could inadvertently cool the economy down too much. We believe this would have a dampening effect on commodity markets worldwide and would also be likely to put downward pressure on global demand.

Thank you, Shep, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2017, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Class A (7/1/94)
Before sales charge	7.79%	28.61%	2.55%	52.94%	8.87%	8.53%	2.77%	12.87%	11.13%

After sales charge	7.51	21.22	1.94	44.15	7.59	2.29	0.76	6.38	4.74

Class B (7/1/94)
Before CDSC	7.55	21.05	1.93	47.32	8.06	6.12	2.00	12.16	10.74

After CDSC	7.55	21.05	1.93	45.32	7.76	3.12	1.03	7.16	5.74

Class C (2/1/99)
Before CDSC	7.02	19.25	1.78	47.23	8.04	6.14	2.01	12.10	10.75

After CDSC	7.02	19.25	1.78	47.23	8.04	6.14	2.01	11.10	9.75

Class M (7/3/95)
Before sales charge	7.29	22.29	2.03	49.04	8.31	6.86	2.24	12.39	10.86

After sales charge	7.12	18.01	1.67	43.83	7.54	3.12	1.03	8.45	6.98

Class R (1/21/03)
Net asset value	7.52	25.42	2.29	50.96	8.59	7.69	2.50	12.63	11.06

Class R6 (7/2/12)
Net asset value	8.00	33.08	2.90	56.21	9.33	9.88	3.19	13.46	11.42

Class Y (9/23/02)
Net asset value	7.96	31.99	2.81	54.93	9.15	9.32	3.01	13.24	11.29

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

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Comparative index returns For periods ended 4/30/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

MSCI World
Index (ND)	6.81%	46.84%	3.92%	60.60%	9.94%	18.01%	5.68%	14.65%	12.12%

Lipper Global
Multi-Cap Core	6.60	42.77	3.54	55.35	9.10	16.99	5.33	14.61	11.45
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/17, there were 197, 187, 134, 95, 48, and 5 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 4/30/17

Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y

Number	1		1	1	1		1	1	1

Income	$0.196		$0.104	$0.106	$0.138		$0.148	$0.249	$0.229

Capital gains	—		—	—	—		—	—	—

Total	$0.196		$0.104	$0.106	$0.138		$0.148	$0.249	$0.229

	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value

10/31/16	$12.34	$13.09	$11.02	$11.59	$11.79	$12.22	$12.22	$12.80	$12.76

4/30/17	13.50	14.32	12.09	12.72	12.92	13.39	13.41	13.99	13.95

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

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Fund performance as of most recent calendar quarter Total return for periods ended 3/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Class A (7/1/94)
Before sales charge	7.72%	33.13%	2.90%	48.22%	8.19%	5.95%	1.94%	12.83%	5.90%

After sales charge	7.44	25.47	2.30	39.70	6.91	–0.15	–0.05	6.35	–0.19

Class B (7/1/94)
Before CDSC	7.49	25.27	2.28	42.80	7.39	3.65	1.20	11.98	5.57

After CDSC	7.49	25.27	2.28	40.80	7.08	0.65	0.21	6.98	0.57

Class C (2/1/99)
Before CDSC	6.95	23.43	2.13	42.81	7.39	3.62	1.19	11.94	5.56

After CDSC	6.95	23.43	2.13	42.81	7.39	3.62	1.19	10.94	4.56

Class M (7/3/95)
Before sales charge	7.23	26.59	2.39	44.52	7.64	4.37	1.44	12.24	5.67

After sales charge	7.06	22.16	2.02	39.46	6.88	0.72	0.24	8.31	1.97

Class R (1/21/03)
Net asset value	7.46	29.86	2.65	46.42	7.93	5.19	1.70	12.50	5.79

Class R6 (7/2/12)
Net asset value	7.93	37.66	3.25	51.32	8.64	7.28	2.37	13.27	6.13

Class Y (9/23/02)
Net asset value	7.89	36.52	3.16	50.07	8.46	6.72	2.19	13.04	6.06

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Total annual operating expenses for the
fiscal year ended 10/31/16*	1.17%	1.92%	1.92%	1.67%	1.42%	0.75%	0.92%

Annualized expense ratio for the
six-month period ended 4/30/17†	1.10%	1.85%	1.85%	1.60%	1.35%	0.69%	0.85%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

† Includes a decrease of 0.12% from annualizing the performance fee adjustment for the six months ended 4/30/17.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/16 to 4/30/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000*†	$5.76	$9.67	$9.67	$8.37	$7.06	$3.62	$4.45

Ending value (after expenses)	$1,111.30	$1,107.40	$1,107.50	$1,108.60	$1,110.60	$1,114.20	$1,112.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/17, use the following calculation method. To find the value of your investment on 11/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000*†	$5.51	$9.25	$9.25	$8.00	$6.76	$3.46	$4.26

Ending value (after expenses)	$1,019.34	$1,015.62	$1,015.62	$1,016.86	$1,018.10	$1,021.37	$1,020.58

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current

14 Global Equity Fund

investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2017, Putnam employees had approximately $494,000,000 and the Trustees had approximately $139,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Global Equity Fund 15

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16 Global Equity Fund

The fund’s portfolio 4/30/17 (Unaudited)

COMMON STOCKS (89.7%)*	Shares	Value

Aerospace and defense (1.4%)

Northrop Grumman Corp.	22,600	$5,558,696

Raytheon Co.	32,100	4,982,241

		10,540,937

Auto components (1.3%)

Goodyear Tire & Rubber Co. (The)	283,400	10,267,582

		10,267,582

Automobiles (1.8%)

Yamaha Motor Co., Ltd. (Japan)	589,000	13,954,241

		13,954,241

Banks (2.8%)

Banco Macro SA ADR (Argentina)	50,800	4,354,576

Bank of America Corp.	310,600	7,249,404

Bank of Ireland (Ireland) †	27,227,821	6,851,288

Permanent TSB Group Holdings PLC (Ireland) †	1,289,785	3,442,158

		21,897,426

Beverages (1.1%)

Dr. Pepper Snapple Group, Inc.	53,800	4,930,770

Molson Coors Brewing Co. Class B	38,206	3,663,573

		8,594,343

Biotechnology (1.7%)

Alkermes PLC †	77,300	4,502,725

Biogen, Inc. †	12,354	3,350,528

Celgene Corp. †	40,700	5,048,835

		12,902,088

Building products (2.1%)

Assa Abloy AB Class B (Sweden)	368,131	7,975,832

Fortune Brands Home & Security, Inc.	79,771	5,084,604

Johnson Controls International PLC	82,900	3,446,153

		16,506,589

Capital markets (2.0%)

E*Trade Financial Corp. †	293,900	10,154,245

Goldman Sachs Group, Inc. (The)	24,400	5,460,720

		15,614,965

Chemicals (2.9%)

CF Industries Holdings, Inc. S	293,200	7,840,168

Dow Chemical Co. (The)	75,100	4,716,280

Sherwin-Williams Co. (The)	15,800	5,287,944

Symrise AG (Germany)	68,081	4,766,303

		22,610,695

Commercial services and supplies (0.5%)

Stericycle, Inc. †	47,400	4,045,116

		4,045,116

Communications equipment (0.7%)

Nokia OYJ (Finland)	903,000	5,159,179

		5,159,179

Construction and engineering (1.2%)

Kyudenko Corp. (Japan)	185,500	5,316,641

Quanta Services, Inc. †	102,500	3,632,600

		8,949,241

Global Equity Fund 17

COMMON STOCKS (89.7%)* cont.	Shares	Value

Containers and packaging (2.6%)

Ball Corp.	77,000	$5,920,530

RPC Group PLC (United Kingdom)	498,950	5,241,004

Sealed Air Corp.	192,400	8,469,448

		19,630,982

Diversified consumer services (0.7%)

Service Corp. International/US S	163,288	5,261,139

		5,261,139

Diversified financial services (1.4%)

Challenger, Ltd. (Australia)	460,915	4,562,661

Eurazeo SA (France)	91,823	6,225,417

		10,788,078

Diversified telecommunication services (3.3%)

Com Hem Holding AB (Sweden)	157,696	1,963,789

Euskaltel SA (Spain)	324,233	3,297,706

Koninklijke KPN NV (Netherlands)	1,527,663	4,418,140

Nippon Telegraph & Telephone Corp. (Japan)	124,800	5,339,055

Telecom Italia SpA RSP (Italy)	9,127,005	6,517,010

Zayo Group Holdings, Inc. †	120,100	4,211,907

		25,747,607

Electric utilities (1.1%)

Exelon Corp.	255,000	8,830,650

		8,830,650

Energy equipment and services (0.3%)

Keane Group, Inc. † S	190,500	2,632,710

		2,632,710

Equity real estate investment trusts (REITs) (1.4%)

Big Yellow Group PLC (United Kingdom)	481,673	4,828,696

Hibernia REIT PLC (Ireland)	4,005,275	5,562,755

		10,391,451

Food products (4.1%)

Associated British Foods PLC (United Kingdom)	212,381	7,729,627

Kerry Group PLC Class A (Ireland)	66,817	5,460,236

Kraft Heinz Co. (The)	75,800	6,851,562

Nomad Foods, Ltd. (United Kingdom) †	471,879	5,568,172

Orkla ASA (Norway)	645,916	5,849,053

		31,458,650

Health-care equipment and supplies (3.0%)

Becton Dickinson and Co.	63,000	11,779,110

Boston Scientific Corp. †	248,900	6,565,982

Hoya Corp. (Japan)	90,800	4,336,571

		22,681,663

Health-care technology (0.7%)

CompuGroup Medical SE (Germany)	105,398	5,189,412

		5,189,412

Hotels, restaurants, and leisure (2.3%)

Compass Group PLC (United Kingdom)	347,400	7,010,255

Dalata Hotel Group PLC (Ireland) †	1,062,742	5,718,764

Hilton Worldwide Holdings, Inc.	85,090	5,017,757

		17,746,776

18 Global Equity Fund

COMMON STOCKS (89.7%)* cont.	Shares	Value

Household durables (1.8%)

CalAtlantic Group, Inc. S	67,947	$2,461,040

PulteGroup, Inc.	267,900	6,073,293

Techtronic Industries Co., Ltd. (Hong Kong)	1,282,500	5,507,016

		14,041,349

Independent power and renewable electricity producers (2.0%)

Calpine Corp. † S	686,900	7,006,380

NRG Energy, Inc.	477,200	8,064,680

		15,071,060

Insurance (6.8%)

Admiral Group PLC (United Kingdom)	199,128	5,186,584

American International Group, Inc.	130,923	7,974,520

Assured Guaranty, Ltd.	309,000	11,782,170

Chubb, Ltd.	34,700	4,762,575

Fairfax Financial Holdings, Ltd. (Canada)	15,500	7,085,455

Hartford Financial Services Group, Inc. (The)	120,900	5,846,724

Prudential PLC (United Kingdom)	438,156	9,738,288

		52,376,316

Internet and direct marketing retail (1.3%)

Amazon.com, Inc. †	900	832,491

Expedia, Inc.	34,700	4,640,084

FabFurnish GmbH (acquired 8/2/13, cost $17) (Private) (Brazil) † ∆∆ F	26	21

Global Fashion Group SA (acquired 8/2/13, cost $855,718) (Private)
(Brazil) † ∆∆ F	20,200	180,497

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $17) (Private)
(Brazil) † ∆∆ F	13	11

New Middle East Other Assets GmbH (acquired 8/2/13, cost $7) (Private)
(Brazil) † ∆∆ F	5	4

Yoox Net-A-Porter Group SPA (Italy) †	157,793	4,193,966

		9,847,074

Internet software and services (4.4%)

Alibaba Group Holding, Ltd. ADR (China) † S	6,200	716,100

Alphabet, Inc. Class C †	26,162	23,701,726

GoDaddy, Inc. Class A † S	107,000	4,164,440

Instructure, Inc. †	215,500	5,150,450

		33,732,716

IT Services (1.0%)

DXC Technology Co. †	105,000	7,910,700

		7,910,700

Leisure products (0.7%)

Brunswick Corp.	91,600	5,198,300

		5,198,300

Media (2.1%)

Atresmedia Corporacion de Medios de Comunicacion SA (Spain)	446,880	5,612,645

Live Nation Entertainment, Inc. †	173,900	5,592,624

Walt Disney Co. (The)	41,900	4,843,640

		16,048,909

Metals and mining (1.4%)

Newmont Mining Corp.	128,100	4,331,061

Nucor Corp.	109,900	6,740,167

		11,071,228

Global Equity Fund 19

COMMON STOCKS (89.7%)* cont.	Shares	Value

Multi-utilities (0.4%)

Veolia Environnement SA (France)	153,457	$2,915,282

		2,915,282

Oil, gas, and consumable fuels (6.0%)

Cenovus Energy, Inc. (Canada)	360,006	3,589,379

ConocoPhillips	106,700	5,111,997

EnCana Corp. (Canada)	474,470	5,078,207

EOG Resources, Inc.	60,200	5,568,500

Pioneer Natural Resources Co.	20,200	3,494,398

Plains All American Pipeline LP	160,700	4,700,475

Seven Generations Energy, Ltd. (Canada) †	356,400	6,310,529

Suncor Energy, Inc. (Canada)	382,458	11,986,047

		45,839,532

Personal products (1.9%)

Shiseido Co., Ltd. (Japan)	265,200	7,175,090

Unilever NV ADR (Netherlands)	141,838	7,438,599

		14,613,689

Pharmaceuticals (3.9%)

AstraZeneca PLC (United Kingdom)	80,586	4,840,387

Bayer AG (Germany)	71,207	8,811,471

Chugai Pharmaceutical Co., Ltd. (Japan)	158,100	5,602,108

Jazz Pharmaceuticals PLC †	41,300	6,578,264

Pacira Pharmaceuticals, Inc. †	82,800	4,019,940

		29,852,170

Real estate management and development (1.3%)

Kennedy-Wilson Holdings, Inc.	196,935	4,017,474

RE/MAX Holdings, Inc. Class A	102,757	6,078,077

		10,095,551

Road and rail (1.5%)

Norfolk Southern Corp.	97,100	11,408,279

		11,408,279

Semiconductors and semiconductor equipment (4.0%)

Broadcom, Ltd.	16,300	3,599,203

Micron Technology, Inc. †	339,800	9,402,266

Qorvo, Inc. † S	81,100	5,517,233

Rohm Co., Ltd. (Japan)	56,100	3,935,429

Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan) S	140,700	4,652,949

Texas Instruments, Inc.	48,400	3,832,312

		30,939,392

Software (1.8%)

Nintendo Co., Ltd. (Japan)	20,900	5,258,044

RealPage, Inc. †	105,900	3,923,595

RIB Software AG (Germany) S	266,367	3,904,015

ServiceNow, Inc. †	7,500	708,600

		13,794,254

Specialty retail (1.4%)

Lowe’s Cos., Inc.	123,600	10,491,168

		10,491,168

Technology hardware, storage, and peripherals (0.7%)

Samsung Electronics Co., Ltd. (Preference) (South Korea)	3,506	5,401,193

		5,401,193

20 Global Equity Fund

COMMON STOCKS (89.7%)* cont.	Shares	Value

Thrifts and mortgage finance (0.9%)

Radian Group, Inc.	415,500	$7,013,640

		7,013,640

Tobacco (1.9%)

British American Tobacco PLC (United Kingdom)	74,671	5,043,626

Imperial Brands PLC (United Kingdom)	193,683	9,487,452

		14,531,078

Transportation infrastructure (0.7%)

Aena SA (Spain)	30,604	5,400,582

		5,400,582

Wireless telecommunication services (1.4%)

KDDI Corp. (Japan)	185,100	4,907,495

Vodafone Group PLC ADR (United Kingdom)	216,181	5,661,780

		10,569,275

Total common stocks (cost $640,650,128)		$689,564,257

INVESTMENT COMPANIES (3.9%)*	Shares	Value

iShares North American Tech-Software ETF	57,700	$7,538,505

PowerShares QQQ Trust Series 1	55,000	7,479,450

SPDR S&P 500 ETF Trust	31,300	7,451,904

Technology Select Sector SPDR Fund	138,300	7,520,754

Total investment companies (cost $29,989,412)		$29,990,613

CONVERTIBLE PREFERRED STOCKS (0.6%)*	Shares	Value

Global Fashion Group SA zero % cv. pfd. (acquired 7/11/16, cost $103,080)
(Brazil) (Private) ∆∆ F	13,609	$124,035

Uber Technologies, Inc. Ser. E, 8.00% cv. pfd. (acquired 2/18/15, cost
$3,653,997) (Private) † ∆∆ F	108,051	4,742,877

Total convertible preferred stocks (cost $3,757,077)		$4,866,912

	Expiration
	date/strike	Contract
PURCHASED OPTIONS OUTSTANDING (—%)*	price	amount	Value

SPDR S&P 500 ETF Trust (Put)	May-17/$224.00	$161,474	$35,624

Total purchased options outstanding (cost $303,571)			$35,624

	Principal amount/
SHORT-TERM INVESTMENTS (9.6%)*		shares	Value

Putnam Cash Collateral Pool, LLC 1.05% [d]	Shares	43,943,074	$43,943,074

Putnam Short Term Investment Fund 0.87% L	Shares	28,804,726	28,804,726

State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.68% P	Shares	141,000	141,000

U.S. Treasury Bills 0.768%, 7/20/17 ∆		$40,000	39,931

U.S. Treasury Bills 0.770%, 7/13/17 ∆		624,000	623,060

Total short-term investments (cost $73,551,774)			$73,551,791

TOTAL INVESTMENTS

Total investments (cost $748,251,962)			$798,009,197

Global Equity Fund 21

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2016 through April 30, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $768,594,297.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $5,047,445, or 0.7% of net assets.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $805,957 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	59.9%	France	1.2%

United Kingdom	9.3	Norway	0.8

Japan	7.4	Hong Kong	0.7

Canada	4.5	South Korea	0.7

Ireland	3.6	Finland	0.7

Germany	3.0	Taiwan	0.6

Spain	1.9	Australia	0.6

Netherlands	1.6	Argentina	0.6

Italy	1.4	Other	0.2

Sweden	1.3	Total	100.0%

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

22 Global Equity Fund

FORWARD CURRENCY CONTRACTS at 4/30/17 (aggregate face value $115,153,020) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Bank of America N.A.

	Australian Dollar	Buy	7/19/17	$384,149	$389,703	$(5,554)

	British Pound	Sell	6/21/17	192,735	189,454	(3,281)

	Euro	Sell	6/21/17	8,476,204	8,238,990	(237,214)

	Barclays Bank PLC

	Euro	Sell	6/21/17	3,912,145	3,803,360	(108,785)

	Hong Kong Dollar	Buy	5/17/17	3,746,412	3,758,258	(11,846)

Citibank, N.A.

	Australian Dollar	Buy	7/19/17	644,985	710,815	(65,830)

	British Pound	Sell	6/21/17	287,157	273,385	(13,772)

	Danish Krone	Buy	6/21/17	5,613,358	5,437,532	175,826

	Euro	Sell	6/21/17	22,604	17,947	(4,657)

	Japanese Yen	Buy	5/17/17	5,093,101	5,046,915	46,186

	Credit Suisse International

	Australian Dollar	Buy	7/19/17	1,771,783	1,798,263	(26,480)

	Goldman Sachs International

	British Pound	Sell	6/21/17	2,109,970	2,089,429	(20,541)

	Canadian Dollar	Sell	7/19/17	566,358	577,389	11,031

	Chinese Yuan (Offshore)	Sell	5/17/17	1,598,262	1,605,422	7,160

	Euro	Buy	6/21/17	139,992	136,315	3,677

	Japanese Yen	Buy	5/17/17	2,486,086	2,300,960	185,126

	HSBC Bank USA, National Association

	Euro	Buy	6/21/17	1,931,612	1,938,545	(6,933)

	JPMorgan Chase Bank N.A.

	Australian Dollar	Buy	7/19/17	115,312	117,022	(1,710)

	British Pound	Sell	6/21/17	15,671,077	14,953,314	(717,763)

	Canadian Dollar	Sell	7/19/17	362,463	369,635	7,172

	Euro	Buy	6/21/17	2,614,539	2,558,878	55,661

	Japanese Yen	Buy	5/17/17	3,215,821	3,211,489	4,332

	Norwegian Krone	Sell	6/21/17	4,022,503	4,134,476	111,973

	Singapore Dollar	Buy	5/17/17	3,716,804	3,689,877	26,927

	South Korean Won	Sell	5/17/17	4,786,777	4,803,213	16,436

	Swedish Krona	Sell	6/21/17	2,775,817	2,723,161	(52,656)

	Swiss Franc	Buy	6/21/17	23,212,379	22,873,303	339,076

	State Street Bank and Trust Co.

	Australian Dollar	Buy	7/19/17	323,352	328,154	(4,802)

	British Pound	Buy	6/21/17	45,006	42,858	2,148

	Euro	Sell	6/21/17	2,689,558	2,620,388	(69,170)

	Israeli Shekel	Sell	7/19/17	3,181,063	3,181,387	324

	Swiss Franc	Buy	6/21/17	55,847	55,035	812

UBS AG

	Australian Dollar	Buy	7/19/17	2,894,543	2,937,261	(42,718)

	Euro	Sell	6/21/17	2,672,960	2,598,829	(74,131)

Global Equity Fund 23

FORWARD CURRENCY CONTRACTS at 4/30/17 (aggregate face value $115,153,020) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

WestPac Banking Corp.

	Australian Dollar	Buy	7/19/17	$36,568	$37,110	$(542)

	Canadian Dollar	Sell	7/19/17	5,198,948	5,289,680	90,732

	Japanese Yen	Sell	5/17/17	319,534	315,268	(4,266)

Total						$(388,052)

WRITTEN OPTIONS OUTSTANDING at 4/30/17 (premiums $195,384) (Unaudited)

	Expiration	Contract
	date/strike price	amount	Value

SPDR S&P 500 ETF Trust (Put)	May-17/$219.00	$161,474	$23,436

Total			$23,436

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$102,676,005	$—	$180,533

Consumer staples	69,197,760	—	—

Energy	48,472,242	—	—

Financials	107,690,425	—	—

Health care	70,625,333	—	—

Industrials	56,850,744	—	—

Information technology	96,937,434	—	—

Materials	53,312,905	—	—

Real estate	20,487,002	—	—

Telecommunication services	36,316,882	—	—

Utilities	26,816,992	—	—

Total common stocks	689,383,724	—	180,533

Convertible preferred stocks	—	—	4,866,912

Investment companies	29,990,613	—	—

Purchased options outstanding	—	35,624	—

Short-term investments	28,945,726	44,606,065	—

Totals by level	$748,320,063	$44,641,689	$5,047,445

24 Global Equity Fund

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(388,052)	$—

Written options outstanding	—	(23,436)	—

Totals by level	$—	$(411,488)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Global Equity Fund 25

Statement of assets and liabilities 4/30/17 (Unaudited)

ASSETS

Investment in securities, at value, including $36,389,804 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $675,504,162)	$725,261,397
Affiliated issuers (identified cost $72,747,800) (Notes 1 and 5)	72,747,800

Foreign currency (cost $1,921) (Note 1)	1,951

Dividends, interest and other receivables	1,536,220

Foreign tax reclaim	186,806

Receivable for shares of the fund sold	136,475

Receivable for investments sold	50,836,682

Unrealized appreciation on forward currency contracts (Note 1)	1,084,599

Prepaid assets	57,515

Total assets	851,849,445

LIABILITIES

Payable to custodian	5,523,911

Payable for investments purchased	29,989,412

Payable for shares of the fund repurchased	603,390

Payable for compensation of Manager (Note 2)	373,175

Payable for custodian fees (Note 2)	33,244

Payable for investor servicing fees (Note 2)	252,890

Payable for Trustee compensation and expenses (Note 2)	584,692

Payable for administrative services (Note 2)	2,915

Payable for distribution fees (Note 2)	168,771

Unrealized depreciation on forward currency contracts (Note 1)	1,472,651

Written options outstanding, at value (premiums $195,384) (Notes 1 and 3)	23,436

Collateral on securities loaned, at value (Note 1)	43,943,074

Collateral on certain derivative contracts, at value (Note 1)	141,000

Other accrued expenses	142,587

Total liabilities	83,255,148

Net assets	$768,594,297

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$874,651,785

Distributions in excess of net investment income (Note 1)	(268,237)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(155,337,808)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	49,548,557

Total — Representing net assets applicable to capital shares outstanding	$768,594,297

(Continued on next page)

26 Global Equity Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($685,932,659 divided by 50,803,187 shares)	$13.50

Offering price per class A share (100/94.25 of $13.50)*	$14.32

Net asset value and offering price per class B share ($9,791,772 divided by 810,111 shares)**	$12.09

Net asset value and offering price per class C share ($18,361,940 divided by 1,443,498 shares)**	$12.72

Net asset value and redemption price per class M share ($10,070,788 divided by 779,486 shares)	$12.92

Offering price per class M share (100/96.50 of $12.92)*	$13.39

Net asset value, offering price and redemption price per class R share
($481,119 divided by 35,877 shares)	$13.41

Net asset value, offering price and redemption price per class R6 share
($14,795,640 divided by 1,057,868 shares)	$13.99

Net asset value, offering price and redemption price per class Y share
($29,160,379 divided by 2,090,640 shares)	$13.95

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Global Equity Fund 27

Statement of operations Six months ended 4/30/17 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $296,859)	$5,602,053

Interest (including interest income of $43,573 from investments in affiliated issuers) (Note 5)	44,690

Securities lending (net of expenses) (Notes 1 and 5)	279,922

Total investment income	5,926,665

EXPENSES

Compensation of Manager (Note 2)	2,141,981

Investor servicing fees (Note 2)	779,558

Custodian fees (Note 2)	25,051

Trustee compensation and expenses (Note 2)	22,234

Distribution fees (Note 2)	1,008,814

Administrative services (Note 2)	13,498

Other	178,271

Total expenses	4,169,407

Expense reduction (Note 2)	(8,289)

Net expenses	4,161,118

Net investment income	1,765,547

Net realized gain on investments (Notes 1 and 3)	38,755,252

Net realized gain on foreign currency transactions (Note 1)	2,337,429

Net realized gain on written options (Notes 1 and 3)	1,607,613

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(1,941,105)

Net unrealized appreciation of investments and written options during the period	37,040,141

Net gain on investments	77,799,330

Net increase in net assets resulting from operations	$79,564,877

The accompanying notes are an integral part of these financial statements.

28 Global Equity Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 4/30/17*	Year ended 10/31/16

Operations

Net investment income	$1,765,547	$5,954,624

Net realized gain (loss) on investments
and foreign currency transactions	42,700,294	(6,475,226)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	35,099,036	(22,112,902)

Net increase (decrease) in net assets resulting
from operations	79,564,877	(22,633,504)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(10,330,580)	(4,081,328)

Class B	(93,589)	—

Class C	(163,687)	(12,365)

Class M	(111,346)	(5,334)

Class R	(5,125)	—

Class R5	—	(124)

Class R6	(219,030)	(111,903)

Class Y	(523,299)	(238,606)

Increase in capital from settlement payments	24,292	—

Decrease from capital share transactions (Note 4)	(43,710,262)	(75,894,841)

Total increase (decrease) in net assets	24,432,251	(102,978,005)

NET ASSETS

Beginning of period	744,162,046	847,140,051

End of period (including distributions in excess of net
investment income of $268,237 and undistributed net
investment income of $9,412,872, respectively)	$768,594,297	$744,162,046

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Global Equity Fund 29

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA

												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net		Non-recurring	Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	Total	reimburse-	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	ments	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)

Class A

April 30, 2017**	$12.34	.03	1.33	1.36	(.20)	(.20)	—[d,i]	$13.50	11.13*	$685,933	.55*	.24*	41*

October 31, 2016	12.72	.10	(.41)	(.31)	(.07)	(.07)	—	12.34	(2.45)	665,085	1.16[f]	.79[f]	48

October 31, 2015	12.85	.05	(.10)	(.05)	(.08)	(.08)	—	12.72	(.43)	761,328	1.23	.40	61

October 31, 2014	12.07	.08	.75	.83	(.05)	(.05)	—[d,g]	12.85	6.92	820,387	1.27	.66	80

October 31, 2013	9.26	.03	2.86	2.89	(.08)	(.08)	—	12.07	31.37	823,261	1.33	.32	113

October 31, 2012	8.55	.05	.87	.92	(.21)	(.21)	—[d,h]	9.26	11.20	691,972	1.35	.55	117

Class B

April 30, 2017**	$11.02	(.01)	1.18	1.17	(.10)	(.10)	—[d,i]	$12.09	10.74*	$9,792	.92*	(.13)*	41*

October 31, 2016	11.38	.01	(.37)	(.36)	—	—	—	11.02	(3.16)	10,467	1.91[f]	.05[f]	48

October 31, 2015	11.52	(.04)	(.10)	(.14)	—	—	—	11.38	(1.22)	13,857	1.98	(.34)	61

October 31, 2014	10.85	(.01)	.68	.67	—	—	—[d,g]	11.52	6.18	17,031	2.02	(.07)	80

October 31, 2013	8.33	(.04)	2.57	2.53	(.01)	(.01)	—	10.85	30.36	20,407	2.08	(.42)	113

October 31, 2012	7.69	(.02)	.80	.78	(.14)	(.14)	—[d,h]	8.33	10.43	19,831	2.10	(.21)	117

Class C

April 30, 2017**	$11.59	(.02)	1.26	1.24	(.11)	(.11)	—[d,i]	$12.72	10.75*	$18,362	.92*	(.13)*	41*

October 31, 2016	11.98	—[d]	(.38)	(.38)	(.01)	(.01)	—	11.59	(3.20)	18,589	1.91[f]	.04[f]	48

October 31, 2015	12.12	(.04)	(.10)	(.14)	—	—	—	11.98	(1.16)	17,265	1.98	(.35)	61

October 31, 2014	11.43	(.01)	.70	.69	—	—	—[d,g]	12.12	6.04	17,675	2.02	(.11)	80

October 31, 2013	8.77	(.04)	2.71	2.67	(.01)	(.01)	—	11.43	30.43	13,638	2.08	(.43)	113

October 31, 2012	8.10	(.02)	.84	.82	(.15)	(.15)	—[d,h]	8.77	10.38	11,460	2.10	(.20)	117

Class M

April 30, 2017**	$11.79	—[d]	1.27	1.27	(.14)	(.14)	—[d,i]	$12.92	10.86*	$10,071	.79*	—*e	41*

October 31, 2016	12.16	.03	(.39)	(.36)	(.01)	(.01)	—	11.79	(2.99)	9,603	1.66[f]	.29[f]	48

October 31, 2015	12.28	(.01)	(.10)	(.11)	(.01)	(.01)	—	12.16	(.87)	10,907	1.73	(.10)	61

October 31, 2014	11.55	.02	.71	.73	—	—	—[d,g]	12.28	6.32	11,846	1.77	.16	80

October 31, 2013	8.85	(.02)	2.75	2.73	(.03)	(.03)	—	11.55	30.91	12,378	1.83	(.18)	113

October 31, 2012	8.18	—[d]	.84	.84	(.17)	(.17)	—[d,h]	8.85	10.59	11,050	1.85	.05	117

Class R

April 30, 2017**	$12.22	.02	1.32	1.34	(.15)	(.15)	—[d,i]	$13.41	11.06*	$481	.67*	.12*	41*

October 31, 2016	12.57	.07	(.42)	(.35)	—	—	—	12.22	(2.78)	498	1.41[f]	.56[f]	48

October 31, 2015	12.70	.02	(.10)	(.08)	(.05)	(.05)	—	12.57	(.65)	590	1.48	.18	61

October 31, 2014	11.94	.05	.74	.79	(.03)	(.03)	—[d,g]	12.70	6.62	1,361	1.52	.43	80

October 31, 2013	9.15	.01	2.83	2.84	(.05)	(.05)	—	11.94	31.14	1,194	1.58	.07	113

October 31, 2012	8.45	.02	.87	.89	(.19)	(.19)	—[d,h]	9.15	10.85	884	1.60	.28	117

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30 Global Equity Fund	Global Equity Fund 31

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA

												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net		Non-recurring	Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	Total	reimburse-	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	ments	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)

Class R6

April 30, 2017**	$12.80	.06	1.38	1.44	(.25)	(.25)	—[d,i]	$13.99	11.42*	$14,796	.34*	.45*	41*

October 31, 2016	13.20	.15	(.43)	(.28)	(.12)	(.12)	—	12.80	(2.11)	11,433	.75[f]	1.19[f]	48

October 31, 2015	13.33	.11	(.11)	—[d]	(.13)	(.13)	—	13.20	(.01)	12,062.84		.78	61

October 31, 2014	12.52	.14	.78	.92	(.11)	(.11)	—[d,g]	13.33	7.36	10,365.86		1.06	80

October 31, 2013	9.56	.09	2.96	3.05	(.09)	(.09)	—	12.52	32.16	9,404.87		.76	113

October 31, 2012†	8.92	.03	.61	.64	—	—	—	9.56	7.18*	11	.28*	.34*	117

Class Y

April 30, 2017**	$12.76	.05	1.37	1.42	(.23)	(.23)	—[d,i]	$13.95	11.29*	$29,160	.42*	.37*	41*

October 31, 2016	13.15	.13	(.42)	(.29)	(.10)	(.10)	—	12.76	(2.20)	28,487	.91[f]	1.03[f]	48

October 31, 2015	13.28	.09	(.11)	(.02)	(.11)	(.11)	—	13.15	(.17)	31,117.98		.66	61

October 31, 2014	12.47	.12	.77	.89	(.08)	(.08)	—[d,g]	13.28	7.19	35,398	1.02	.90	80

October 31, 2013	9.56	.06	2.95	3.01	(.10)	(.10)	—	12.47	31.76	27,553	1.08	.56	113

October 31, 2012	8.83	.07	.90	.97	(.24)	(.24)	—[d,h]	9.56	11.39	26,107	1.10	.78	117

* Not annualized.

** Unaudited.

† For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Amount represents less than $0.01 per share.

e Amount represents less than 0.01% as a percentage of average net assets.

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflects a reduction of less than 0.01% as a percentage of average net assets (Note 2).

g Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Morgan Stanley and Co. which amounted to less than $0.01 per share outstanding on November 27, 2013.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp. which amounted to less than $0.01 per share outstanding on November 29, 2011.

i Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Haidar Capital Management/Haidar Capital Advisors, which amounted to less than $0.01 per share outstanding on February 15, 2017.

The accompanying notes are an integral part of these financial statements.

32 Global Equity Fund	Global Equity Fund 33

Notes to financial statements 4/30/17 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2016 through April 30, 2017.

Putnam Global Equity Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. For example, Putnam Management may purchase stocks of companies with stock prices that reflect a value lower than that which it places on the company. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in equity investments. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management may also consider other factors that it believes will cause the stock price to rise. The fund invests mainly in developed countries, but may invest in emerging markets. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors. Effective February 1, 2016, the fund terminated its class R5 shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

34 Global Equity Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash

Global Equity Fund 35

dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to manage market exposure.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with

36 Global Equity Fund

respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $236,391 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $798,182 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $642,964 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $43,943,074 and the value of securities loaned amounted to $42,276,577. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Global Equity Fund 37

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At October 31, 2016, the fund had a capital loss carryover of $197,218,869 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

Loss carryover

Short-term	Long-term	Total	Expiration

$6,028,001	$5,709,128	$11,737,129	*

185,481,740	N/A	185,481,740	October 31, 2017

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $749,033,839, resulting in gross unrealized appreciation and depreciation of $91,707,802 and $42,732,444, respectively, or net unrealized appreciation of $48,975,358.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.850%	of the first $5 billion,	0.650%	of the next $50 billion,

0.800%	of the next $5 billion,	0.630%	of the next $50 billion,

0.750%	of the next $10 billion,	0.620%	of the next $100 billion and

0.700%	of the next $10 billion,	0.615%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI World Index (Net Dividends) each measured over the performance period. The maximum annualized performance adjustment rate is +/–0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the

38 Global Equity Fund

performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.345% of the fund’s average net assets before a decrease of $450,947 (0.060% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through February 28, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$704,962	Class R	492

Class B	10,573	Class R6	3,258

Class C	19,309	Class Y	30,704

Class M	10,260	Total	$779,558

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s

Global Equity Fund 39

expenses were reduced by $841 under the expense offset arrangements and by $7,448 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $578, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following class shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount

Class A	0.35%	0.25%	$830,597

Class B	1.00%	1.00%	49,809

Class C	1.00%	1.00%	90,978

Class M	1.00%	0.75%	36,269

Class R	1.00%	0.50%	1,161

Total			$1,008,814

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $13,102 and $180 from the sale of class A and class M shares, respectively, and received $3,879 and $174 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $25 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$298,654,515	$380,961,340

U.S. government securities (Long-term)	—	—

Total	$298,654,515	$380,961,340

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

40 Global Equity Fund

Written option transactions during the reporting period are summarized as follows:

	Written option	Written option
	contract amounts	premiums

Written options outstanding at the beginning of the reporting period	$798,803	$1,022,468

Options opened	625,875	947,713

Options exercised	—	—

Options expired	(798,803)	(1,022,468)

Options closed	(464,401)	(752,329)

Written options outstanding at the end of the reporting period	$161,474	$195,384

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 4/30/17		YEAR ENDED 10/31/16
Class A	Shares	Amount	Shares	Amount

Shares sold	541,725	$6,909,690	1,132,983	$13,765,020

Shares issued in connection with
reinvestment of distributions	780,257	9,651,783	305,640	3,805,218

	1,321,982	16,561,473	1,438,623	17,570,238

Shares repurchased	(4,421,731)	(56,423,157)	(7,366,309)	(89,643,008)

Net decrease	(3,099,749)	$(39,861,684)	(5,927,686)	$(72,072,770)

	SIX MONTHS ENDED 4/30/17		YEAR ENDED 10/31/16
Class B	Shares	Amount	Shares	Amount

Shares sold	25,936	$296,061	81,609	$886,665

Shares issued in connection with
reinvestment of distributions	8,095	89,853	—	—

	34,031	385,914	81,609	886,665

Shares repurchased	(174,021)	(1,990,160)	(348,783)	(3,778,532)

Net decrease	(139,990)	$(1,604,246)	(267,174)	$(2,891,867)

	SIX MONTHS ENDED 4/30/17		YEAR ENDED 10/31/16
Class C	Shares	Amount	Shares	Amount

Shares sold	38,230	$459,083	464,980	$5,468,156

Shares issued in connection with
reinvestment of distributions	13,423	156,779	996	11,721

	51,653	615,862	465,976	5,479,877

Shares repurchased	(212,047)	(2,552,993)	(302,816)	(3,456,458)

Net increase (decrease)	(160,394)	$(1,937,131)	163,160	$2,023,419

Global Equity Fund 41

	SIX MONTHS ENDED 4/30/17		YEAR ENDED 10/31/16
Class M	Shares	Amount	Shares	Amount

Shares sold	16,710	$199,082	16,119	$186,716

Shares issued in connection with
reinvestment of distributions	9,189	108,893	433	5,178

	25,899	307,975	16,552	191,894

Shares repurchased	(61,148)	(740,023)	(99,100)	(1,169,112)

Net decrease	(35,249)	$(432,048)	(82,548)	$(977,218)

	SIX MONTHS ENDED 4/30/17		YEAR ENDED 10/31/16
Class R	Shares	Amount	Shares	Amount

Shares sold	1,650	$20,917	20,698	$257,391

Shares issued in connection with
reinvestment of distributions	411	5,057	—	—

	2,061	25,974	20,698	257,391

Shares repurchased	(6,886)	(85,694)	(26,904)	(319,694)

Net decrease	(4,825)	$(59,720)	(6,206)	$(62,303)

			PERIOD ENDED 10/31/16*
Class R5			Shares	Amount

Shares sold			—	$—

Shares issued in connection with
reinvestment of distributions			10	124

			10	124

Shares repurchased			(1,159)	(13,928)

Net decrease			(1,149)	$(13,804)

	SIX MONTHS ENDED 4/30/17		YEAR ENDED 10/31/16
Class R6	Shares	Amount	Shares	Amount

Shares sold	231,592	$3,063,939	92,283	$1,162,472

Shares issued in connection with
reinvestment of distributions	17,125	219,030	8,688	111,903

	248,717	3,282,969	100,971	1,274,375

Shares repurchased	(84,076)	(1,121,832)	(121,632)	(1,540,956)

Net increase (decrease)	164,641	$2,161,137	(20,661)	$(266,581)

	SIX MONTHS ENDED 4/30/17		YEAR ENDED 10/31/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	530,508	$7,048,936	515,489	$6,451,231

Shares issued in connection with
reinvestment of distributions	38,525	491,577	17,152	220,402

	569,033	7,540,513	532,641	6,671,633

Shares repurchased	(711,491)	(9,517,083)	(665,199)	(8,305,350)

Net decrease	(142,458)	$(1,976,570)	(132,558)	$(1,633,717)

* Effective February 1, 2016, the fund terminated its class R5 shares.

42 Global Equity Fund

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R	407	1.1%	$5,458

Class R6	1,185	0.1	16,578

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at
	the beginning				Fair value at
	of the				the end of the
	reporting			Investment	reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Cash Collateral
Pool, LLC*	$38,323,968	$150,741,714	$145,122,608	$165,334	$43,943,074

Putnam Short Term
Investment Fund**	18,452,777	130,287,114	119,935,165	43,573	28,804,726

Totals	$56,776,745	$281,028,828	$265,057,773	$208,907	$72,747,800

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$180,000

Written equity option contracts (contract amount) (Note 3)	$180,000

Forward currency contracts (contract amount)	$182,600,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$1,084,599	Payables	$1,472,651

Equity contracts	Investments	35,624	Payables	23,436

Total		$1,120,223		$1,496,087

Global Equity Fund 43

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as		Forward currency
hedging instruments under ASC 815	Options	contracts	Total

Foreign exchange contracts	$—	$2,379,859	$2,379,859

Equity contracts	(635,502)	—	$(635,502)

Total	$(635,502)	$2,379,859	$1,744,357

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as		Forward currency
hedging instruments under ASC 815	Options	contracts	Total

Foreign exchange contracts	$—	$(1,967,558)	$(1,967,558)

Equity contracts	(254,474)	—	$(254,474)

Total	$(254,474)	$(1,967,558)	$(2,222,032)

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:

Forward currency contracts#	$—	$—	$222,012	$—	$206,994	$—	$561,577	$3,284	$—	$90,732	$1,084,599

Purchased options**#	—	—	35,624	—	—	—	—	—	—	—	35,624

Total Assets	$—	$—	$257,636	$—	$206,994	$—	$561,577	$3,284	$—	$90,732	$1,120,223

Liabilities:

Forward currency contracts#	246,049	120,631	84,259	26,480	20,541	6,933	772,129	73,972	116,849	4,808	1,472,651

Written options#	—	—	23,436	—	—	—	—	—	—	—	23,436

Total Liabilities	$246,049	$120,631	$107,695	$26,480	$20,541	$6,933	$772,129	$73,972	$116,849	$4,808	$1,496,087

Total Financial and Derivative Net Assets	$(246,049)	$(120,631)	$149,941	$(26,480)	$186,453	$(6,933)	$(210,552)	$(70,688)	$(116,849)	$85,924	$(375,864)

Total collateral received (pledged)†##	$(246,049)	$(110,822)	$141,000	$—	$186,453	$—	$(150,754)	$—	$(110,822)	$—

Net amount	$—	$(9,809)	$8,941	$(26,480)	$—	$(6,933)	$(59,798)	$(70,688)	$(6,027)	$85,924

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

44 Global Equity Fund	Global Equity Fund 45

Note 9: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management have evaluated the amendments and their impact, if any, on the fund’s financial statements.

46 Global Equity Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Emerging Markets Income Fund
Small Cap Growth Fund	Floating Rate Income Fund
Global Income Trust
Blend	Government Money Market Fund*
Capital Opportunities Fund	High Yield Advantage Fund
Capital Spectrum Fund	High Yield Trust
Emerging Markets Equity Fund	Income Fund
Equity Spectrum Fund	Money Market Fund†
Europe Equity Fund	Short Duration Income Fund
Global Equity Fund	U.S. Government Income Trust
International Capital Opportunities Fund
International Equity Fund	Tax-free Income
Investors Fund	AMT-Free Municipal Fund
Low Volatility Equity Fund	Intermediate-Term Municipal Income Fund
Multi-Cap Core Fund	Short-Term Municipal Income Fund
Research Fund	Tax Exempt Income Fund
Tax-Free High Yield Fund
Value
Convertible Securities Fund	State tax-free income funds‡:
Equity Income Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.
International Value Fund
Multi-Cap Value Fund
Small Cap Value Fund

Global Equity Fund 47

Absolute Return	Retirement Income Fund Lifestyle 1 — a portfolio
Absolute Return 100 Fund®	with managed allocations to stocks, bonds,
Absolute Return 300 Fund®	and money market investments to generate
Absolute Return 500 Fund®	retirement income.
Absolute Return 700 Fund®
RetirementReady® Funds — portfolios with
Global Sector	adjusting allocations to stocks, bonds, and
Global Consumer Fund	money market instruments, becoming more
Global Energy Fund	conservative over time.
Global Financials Fund
Global Health Care Fund	RetirementReady® 2060 Fund
Global Industrials Fund	RetirementReady® 2055 Fund
Global Natural Resources Fund	RetirementReady® 2050 Fund
Global Sector Fund	RetirementReady® 2045 Fund
Global Technology Fund	RetirementReady® 2040 Fund
Global Telecommunications Fund	RetirementReady® 2035 Fund
Global Utilities Fund	RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
Asset Allocation	RetirementReady® 2020 Fund
George Putnam Balanced Fund

Global Asset Allocation Funds — four
investment portfolios that spread your money
across a variety of stocks, bonds, and money
market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

48 Global Equity Fund

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Global Equity Fund 49

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

50 Global Equity Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisors	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	Catharine Bond Hill	Janet C. Smith
London, England SW1A 1LD	John A. Hill	Vice President,
	Paul L. Joskow	Principal Financial Officer,
The Putnam Advisory Company, LLC	Robert E. Patterson	Principal Accounting Officer,
One Post Office Square	George Putnam, III	and Assistant Treasurer
Boston, MA 02109	Robert L. Reynolds
	Manoj P. Singh	Susan G. Malloy
Marketing Services	W. Thomas Stephens	Vice President and
Putnam Retail Management		Assistant Treasurer
One Post Office Square	Officers
Boston, MA 02109	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

Global Equity Fund 51

This report is for the information of shareholders of Putnam Global Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

52 Global Equity Fund

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA006 306340 6/17

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Equity Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 27, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 27, 2017